Asset Backed Securities Portfolio Analysis
Aegis Mortgage Corporation
ABSC AEG 2006-HE1
7,503 records
All records
Balance: 1,101,821,450

Selection Criteria: All records
Table of Contents
  CLTV - Aggregate
  CLTV (IO Loans)
  CLTV (FREDDIE Pool)
  CLTV (NON FREDDIE Pool)
  CLTV (Investment Property)
  CLTV (Silent Second Loans Only)
  CLTV (Second Liens)

1. CLTV - Aggregate

CLTV - Aggregate	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01% to 25.00%	23	$2,668,389.00	0.24%	344	41.75	6.977%	632	18.90%
25.01% to 30.00%	20	2,425,424.09	0.22	347	34.89	8.258	606	27.98
30.01% to 35.00%	28	2,649,069.73	0.24	338	36.11	7.923	595	32.61
35.01% to 40.00%	40	5,592,729.54	0.51	333	40.70	7.392	612	38.43
40.01% to 45.00%	57	8,184,237.66	0.74	353	39.06	7.453	598	42.74
45.01% to 50.00%	74	10,701,912.94	0.97	346	39.96	7.397	607	47.56
50.01% to 55.00%	75	10,611,230.97	0.96	353	39.19	7.341	604	52.63
55.01% to 60.00%	117	20,317,982.69	1.84	352	40.75	7.261	599	57.97
60.01% to 65.00%	241	40,880,406.51	3.71	352	40.20	7.494	594	63.22
65.01% to 70.00%	326	55,260,589.47	5.02	351	39.53	7.725	581	68.73
70.01% to 75.00%	411	72,998,162.69	6.63	354	41.24	7.711	581	74.03
75.01% to 80.00%	673	121,696,444.84	11.05	356	40.61	7.538	607	79.29
80.01% to 85.00%	565	99,010,367.38	8.99	357	41.14	8.145	599	84.39
85.01% to 90.00%	759	128,144,848.43	11.63	356	40.93	8.208	616	89.17
90.01% to 95.00%	429	66,331,110.89	6.02	357	41.15	8.360	619	90.91
95.01% to 100.00%	3,665	454,348,543.05	41.24	355	42.04	7.741	635	83.42
Total:	7,503	$1,101,821,449.88	100.00%	355	41.24	7.814%	616	80.02%

Maximum CLTV: 100.00
Minimum CLTV: 6.06
WA CLTV: 87.09
Silent Second and IO: 18.60

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2. CLTV (IO Loans)

CLTV (IO Loans)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
30.01% to 35.00%	2	$354,000.00	0.11%	359	34.76	7.191%	600	32.04%
35.01% to 40.00%	4	568,778.98	0.17	358	32.86	6.702	590	38.68
40.01% to 45.00%	5	1,075,679.67	0.32	359	31.45	6.918	630	42.05
45.01% to 50.00%	5	789,560.22	0.24	359	38.57	6.719	634	46.90
50.01% to 55.00%	7	1,772,999.17	0.53	359	40.67	6.564	666	52.79
55.01% to 60.00%	16	3,940,699.65	1.19	358	41.81	6.697	615	57.86
60.01% to 65.00%	18	4,515,599.23	1.36	358	40.73	7.012	654	63.13
65.01% to 70.00%	24	6,843,058.84	2.06	350	37.94	6.528	648	67.96
70.01% to 75.00%	45	11,626,153.21	3.50	358	40.38	7.098	609	73.78
75.01% to 80.00%	146	36,205,378.11	10.91	357	41.69	7.078	625	79.34
80.01% to 85.00%	77	21,552,690.62	6.49	358	42.43	7.342	624	84.47
85.01% to 90.00%	111	33,022,267.72	9.95	358	41.69	7.667	625	88.62
90.01% to 95.00%	58	16,147,378.03	4.87	358	42.79	7.441	641	87.31
95.01% to 100.00%	895	193,459,248.88	58.29	358	42.83	7.115	642	79.98
Total:	1,413	$331,873,492.33	100.00%	358	42.25	7.172%	636	79.99%

Maximum CLTV: 100.00
Minimum CLTV: 32.03
WA CLTV: 92.05

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3. CLTV (FREDDIE Pool)

CLTV (FREDDIE Pool)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01% to 25.00%	17	$1,197,980.90	0.23%	342	39.59	8.077%	612	18.44%
25.01% to 30.00%	10	967,420.95	0.19	348	35.26	8.499	583	27.93
30.01% to 35.00%	15	1,376,795.07	0.27	334	35.17	8.161	588	32.60
35.01% to 40.00%	19	2,270,893.15	0.44	326	40.24	7.601	596	38.83
40.01% to 45.00%	33	4,841,464.19	0.93	356	40.23	7.125	616	42.74
45.01% to 50.00%	42	6,432,258.59	1.24	347	38.28	7.264	617	47.47
50.01% to 55.00%	40	6,115,402.82	1.18	353	39.69	7.379	604	52.40
55.01% to 60.00%	77	12,306,038.44	2.37	353	40.57	7.370	594	58.14
60.01% to 65.00%	139	24,276,237.47	4.68	352	40.36	7.522	594	63.28
65.01% to 70.00%	186	30,896,032.13	5.96	351	39.44	7.588	584	68.73
70.01% to 75.00%	227	39,693,388.60	7.65	355	40.92	7.657	588	73.88
75.01% to 80.00%	357	61,529,060.00	11.86	355	40.74	7.547	604	79.27
80.01% to 85.00%	305	53,069,647.07	10.23	357	41.54	8.000	606	84.43
85.01% to 90.00%	380	62,250,033.06	12.00	356	41.81	8.127	616	89.34
90.01% to 95.00%	217	30,448,131.52	5.87	355	41.40	8.328	617	90.77
95.01% to 100.00%	1,826	181,065,507.85	34.91	353	42.78	7.800	629	83.96
Total:	3,890	$518,736,291.81	100.00%	354	41.54	7.798%	612	79.44%

Maximum CLTV: 100.00
Minimum CLTV: 6.06
WA CLTV: 85.25

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4. CLTV (NON FREDDIE Pool)

CLTV (NON FREDDIE Pool)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01% to 25.00%	6	$1,470,408.10	0.25%	345	43.52	6.081%	647	19.28%
25.01% to 30.00%	10	1,458,003.14	0.25	346	34.64	8.099	621	28.02
30.01% to 35.00%	13	1,272,274.66	0.22	343	37.12	7.665	603	32.61
35.01% to 40.00%	21	3,321,836.39	0.57	338	41.01	7.249	623	38.16
40.01% to 45.00%	24	3,342,773.47	0.57	350	37.37	7.927	572	42.74
45.01% to 50.00%	32	4,269,654.35	0.73	345	42.55	7.598	592	47.69
50.01% to 55.00%	35	4,495,828.15	0.77	353	38.52	7.288	603	52.96
55.01% to 60.00%	40	8,011,944.25	1.37	351	41.03	7.093	607	57.71
60.01% to 65.00%	102	16,604,169.04	2.85	350	39.97	7.452	595	63.13
65.01% to 70.00%	140	24,364,557.34	4.18	351	39.64	7.897	577	68.73
70.01% to 75.00%	184	33,304,774.09	5.71	353	41.63	7.774	573	74.21
75.01% to 80.00%	316	60,167,384.84	10.32	356	40.49	7.528	610	79.30
80.01% to 85.00%	260	45,940,720.31	7.88	357	40.67	8.312	592	84.33
85.01% to 90.00%	379	65,894,815.37	11.30	356	40.09	8.285	616	89.02
90.01% to 95.00%	212	35,882,979.37	6.15	358	40.94	8.387	622	91.03
95.01% to 100.00%	1,839	273,283,035.20	46.87	357	41.54	7.702	639	83.06
Total:	3,613	$583,085,158.07	100.00%	356	40.97	7.828%	619	80.53%

Maximum CLTV: 100.00
Minimum CLTV: 14.99
WA CLTV: 88.72

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5. CLTV (Investment Property)

CLTV (Investment Property)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
30.01% - 35.00%	1	$49,940.84	0.14%	358	48.40	8.692%	696	32.89%
35.01% - 40.00%	1	39,679.70	0.11	178	46.20	7.210	688	40.00
40.01% - 45.00%	6	828,670.73	2.26	358	44.28	9.206	545	43.37
45.01% - 50.00%	6	606,669.23	1.66	319	38.77	8.038	615	47.75
50.01% - 55.00%	3	442,002.66	1.21	357	48.74	8.352	562	51.73
55.01% - 60.00%	5	578,105.85	1.58	359	42.58	8.022	641	57.29
60.01% - 65.00%	14	1,639,729.27	4.47	358	44.45	8.243	618	63.54
65.01% - 70.00%	21	1,508,636.91	4.12	358	40.22	9.222	584	69.07
70.01% - 75.00%	22	2,804,152.49	7.65	355	43.82	8.338	615	74.42
75.01% - 80.00%	59	7,544,812.85	20.59	353	41.98	8.245	624	79.76
80.01% - 85.00%	66	7,307,204.96	19.94	358	40.58	8.670	636	84.49
85.01% - 90.00%	88	10,755,888.96	29.35	352	41.44	8.604	657	89.71
90.01% - 95.00%	18	1,849,102.38	5.05	358	41.18	8.712	615	85.71
95.01% - 100.00%	3	694,865.27	1.90	358	47.14	8.610	593	93.22
Total:	313	$36,649,462.10	100.00%	354	41.88	8.528%	630	80.45%

Maximum CLTV: 100.00
Minimum CLTV: 32.89
WA CLTV: 81.10

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6. CLTV (Silent Second Loans Only)

CLTV (Silent Second Loans Only)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
70.01% - 75.00%	1	$240,380.03	0.06%	359	42.50	6.442%	620	62.49%
80.01% - 85.00%	3	200,605.31	0.05	358	41.05	7.041	616	75.14
85.01% - 90.00%	35	5,908,611.28	1.47	358	39.63	7.595	600	80.01
90.01% - 95.00%	136	20,913,638.99	5.19	358	40.30	7.815	614	82.80
95.01% - 100.00%	2,191	375,680,738.77	93.23	358	42.19	7.253	635	79.98
Total:	2,366	$402,943,974.38	100.00%	358	42.06	7.287%	634	80.11%

Maximum CLTV: 100.00
Minimum CLTV: 74.41
WA CLTV: 99.44

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7. CLTV (Second Liens)

CLTV (Second Liens)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percent of Mortgage Pool	Remaining Tem To Maturity	Debt to Income	Weighted Average Coupon	Weighted Average Credit Score	Weighted Average Original LTV
85.01% - 90.00%	11	$361,611.49	0.65%	315	43.61	11.278%	629	89.49%
90.01% - 95.00%	33	1,517,766.94	2.71	323	41.39	10.798	656	94.56
95.01% - 100.00%	1,279	54,098,480.32	96.64	337	41.71	10.627	639	99.93
Total:	1,323	$55,977,858.75	100.00%	337	41.72	10.636%	639	99.71%

Maximum CLTV: 100.00
Minimum CLTV: 87.50
WA CLTV: 99.71

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Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jan 22, 2006 12:58

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.